                                                                    EXHIBIT 99.1


                                  AMENDMENT TO

                                 AGREEMENT AND

                                 PLAN OF MERGER

                                     AMONG

                            HELLER FINANCIAL, INC.,

                      HEALTHCARE FINANCIAL PARTNERS, INC.

                                      AND

                                   HF5, INC.


                           DATED AS OF APRIL 19, 1999

                   AMENDMENT TO AGREEMENT AND PLAN OF MERGER
                   -----------------------------------------



  This Amendment ("this Amendment") to the Agreement and Plan of Merger among the parties hereto (the "Agreement") is made and entered into as of April 19, 1999 by and among Heller Financial, Inc., a Delaware corporation ("Heller"), HealthCare Financial Partners, Inc., a Delaware corporation ("HFP"), and HF5, Inc. ("Merger Co."), a Delaware corporation and a wholly-owned subsidiary of Heller.


                              W I T N E S S E T H:
                              - - - - - - - - - -



  WHEREAS, the parties hereto entered the Agreement as of April 19, 1999; and

  WHEREAS, Section 2.9 of the Agreement does not correctly state the intention of the parties hereto with respect to the conversion of employee stock options to purchase shares of HFP Common Stock; and

  WHEREAS, the parties hereto desire to amend Section 2.9 of the Agreement to correctly state the intent of the parties and to amend (i) Section 2.1 of the Agreement to change the ten NYSE trading days used to compute the Average NYSE Closing Price and (ii) Section 2.2 of the Agreement to revise the timing for the mailing of the Election Form to holders of HFP Common Stock and the Election Deadline and to make certain other changes to such section;

  NOW, THEREFORE, in consideration of the agreements herein contained, and intending to be legally bound thereby, the parties hereto agree as follows:

  1.  Amendment to Section 2.1.  Section 2.1(a)(iii) is hereby amended to read
      ------------------------
in full as follows:


      "Average NYSE Closing Price" shall mean the arithmetic mean (carried to four decimal places) of the closing prices per share of Heller Common Stock as reported on the NYSE Common Tape (as reported in The Wall
                                                                --------
      Street Journal or, if not reported therein, in another mutually agreed
      --------------
      upon authoritative source) for the ten NYSE trading days ending on (and including) the trading day immediately preceding the date of the Stockholders Meeting."

  2.  Amendment to Section 2.2.
      ------------------------

  (a) Section 2.2(b) is hereby amended to read in full as follows:


  "(b) Such number of election forms as the parties hereto may mutually agree prior to the Mailing Date (as defined herein) and other appropriate and customary transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the certificates theretofore representing HFP Common Stock ("Old Certificates") shall pass, only upon proper delivery of such Old Certificates to an exchange agent designated by Heller and reasonably acceptable to HFP (the "Exchange Agent")) in such form as Heller and HFP shall mutually agree ("Election Form") shall be mailed at least 25 days prior to the anticipated Effective Time (the "Mailing Date") to each holder of record of HFP Common Stock as of the record date set for determining the holders of HFP Common Stock entitled to notice of and to vote at the Stockholders Meeting ("Election Form Record Date"). Each Election Form shall permit a holder (or the beneficial owner through appropriate and customary documentation and instructions) of HFP Common stock to elect to receive the Per Share Stock Consideration with respect to all of such holder's HFP Common Stock listed on such Election Form ("Stock Election Shares"), to elect to receive the Per Share Cash Consideration with respect to all of such holder's HFP Common Stock listed on such Election Form ("Cash Election Shares") or to indicate that such holder makes no election with respect to all of such holder's HFP Common Stock listed on such Election Form ("No Election Shares")."

  (b) Section 2.2(c) is hereby amended to read in full as follows:

  "(c) Any shares of HFP Common Stock with respect to which the holders (or the beneficial owner, as the case may be) shall not have submitted to the Exchange Agent an effective, properly completed Election Form on or before 5:00 p.m. on the NYSE trading day immediately preceding the date of the Stockholders Meeting (or such other time and date as Heller and HFP may mutually agree) (the "Election Deadline") shall be deemed to be No Election Shares."

  (c) Section 2.2(f) is hereby amended to read in full as follows:

  "(f) Within five business days after the Election Deadline, unless the Effective Time has not yet occurred, in which case as soon after the Effective Time as practicable, Heller shall cause the Exchange Agent to effect the allocation among the holders of HFP Common Stock in accordance with the Election Forms as follows:

        (i) Stock Elections Less Than the Stock Amount. If the number of shares of Heller Common Stock that would be issued, upon conversion in the Merger of the Stock Election Shares, is less than the product of (A) 0.41, (B) the Exchange Ratio as determined according to Section 2.1 and (C) the number of shares of HFP Common Stock issued and outstanding as of the trading day immediately preceding the Closing Date (the "Target Share Number"), then:

                 1. all Stock Election Shares shall be converted into the right to receive the Per Share Stock Consideration,

                 2. the Exchange Agent shall allocate pro rata first among the holders of No Election Shares (based upon the number of No Election Shares held by each of such holders) and then (if necessary) pro rata among the holders of the Cash Election Shares (based upon the number of Cash Election Shares held by each of such holders) (such No Election Shares and Cash Election Shares, if any, being referred to as the "Stock Designated Shares") a sufficient number of shares of Heller Common Stock such that the number of shares of Heller Common Stock that will be issued in the Merger equals as closely as practicable, but in no event less than, the Target Share Number, and all Stock Designated Shares shall be converted into the right to receive the Per Share Stock Consideration pursuant to the procedures applicable to Stock Election Shares, and

                 3. the Cash Election Shares and the No Election Shares which are not Stock Designated Shares shall be converted into the right to receive the Per Share Cash Consideration.

        (ii) Stock Elections More Than the Stock Amount. If the number of shares of Heller Common Stock that would be issued upon the conversion in the Merger of the Stock Election Shares is greater than the Target Share Number, then:

                 1. all Cash Election Shares and No Election Shares shall be converted into the right to receive the Per Share Cash Consideration,

                 2. the Exchange Agent shall allocate pro rata among the holders of the Stock Election Shares (based upon the number of Stock Election Shares held by each of such holders) a sufficient number of Stock Election Shares (such Stock Election Shares being referred to as the "Cash Designated Shares") such that the number of shares of Heller Common Stock that will be issued in the Merger shall be reduced to the Target Share Number, and all Cash Designated Shares shall be converted into the right to receive the Per Share Cash Consideration pursuant to the procedures applicable to Cash Election Shares, and

                 3. the Stock Election Shares which are not Cash Designated Shares shall be converted into the right to receive the Per Share Stock Consideration.

        (iii) Stock Elections Equal to the Stock Amount. If the number of shares of Heller Common Stock that would be issued upon conversion in the Merger of the Stock Election Shares equals the Target Share Number, all Stock Election Shares shall be converted into the right to receive the Per Share Stock Consideration and all Cash Election Shares and No Election Shares shall be converted into the right to receive the Per Share Cash Consideration."

  3.  Amendment to Section 2.9.  Section 2.9 of the Agreement is hereby amended
      ------------------------
to read in full as follows:

  "Section 2.9  Options.  Except with respect to those HFP Options (as
                -------
  defined herein) described in Section A of the schedule attached hereto (the "HFP Schedule"), at the Effective Time, all employee stock options to purchase shares of HFP Common Stock (each, a "HFP Option"), which are then outstanding and unexercised, shall cease to represent a right to acquire shares of HFP Common Stock and shall be converted automatically into options to purchase shares of Heller Common Stock, and Heller shall assume each such HFP Option subject to the terms of any of the stock option plans listed under Section 3.6 of the HFP Schedule (collectively, the "HFP Stock Plans"), and the agreements evidencing grants thereunder, including but not limited to the accelerated vesting of such options which shall occur in connection with and by virtue of the Merger as and to the extent required by such plans and agreements; provided, however, that from and after the Effective Time, (i) the number of shares of Heller Common Stock purchasable upon exercise of such HFP Option shall be equal to the number of shares of HFP Common Stock that were purchasable under such HFP Option immediately prior to the Effective Time multiplied by the Exchange Ratio, and rounding to the nearest whole share, and
  (ii) the per share exercise price under each such HFP Option shall be adjusted by dividing the per share exercise price of each such HFP Option by the Exchange Ratio, and rounding down to the nearest cent, and (iii) each HFP Option that is so assumed by Heller shall be converted automatically into non-incentive options to purchase shares of Heller Common Stock, from options that are intended to be "incentive stock options" (as defined in Section 422 of the Code). The terms of each HFP Option shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, stock dividend, recapitalization or other similar transaction with respect to Heller Common Stock on or subsequent to the Effective Date. Notwithstanding the foregoing, each HFP Option which is intended to be an "incentive stock option" (as defined in Section 422 of the Code) shall be adjusted in accordance with the requirements of Section 424 of the Code. Accordingly, with respect to any incentive stock options, fractional shares shall be rounded down to the nearest whole number of shares and where necessary the per share exercise price shall be rounded down to the nearest cent. All options to purchase shares of HFP Common Stock, which are then outstanding under the 1996 Director Stock Option Plan and unexercised (each a "HFP Director Option"), shall be canceled and each holder of a canceled HFP Director Option shall be entitled to receive, in consideration for the cancellation of such HFP Director Option, an amount in cash equal to the product of (x) the number of shares of HFP Common Stock previously subject to such Option and (y) the excess, if any, of the Per Share Consideration Value over the exercise price per share previously subject to such HFP Director Option."


  4.  Authorizations; Construction.  Each of the parties to this Amendment
      ----------------------------
represents and warrants that this Amendment has been duly authorized by all necessary corporate action on the part of such party and upon execution and delivery hereof by such party, this Amendment will be binding up and enforceable against such party. Capitalized terms used herein and not defined in this Amendment, shall have the meanings ascribed to such terms in the Agreement.



                        [Signatures appear on next page]

  IN WITNESS WHEREOF, Heller, HFP and Merger Co. have caused this Amendment to be signed on May 10, 1999, to be effective as of the date first above written.



                                HEALTHCARE FINANCIAL
                                PARTNERS, INC.



                                By: /s/ Edward P. Nordberg, Jr.
                                    ---------------------------
                                    Name:  Edward P. Nordberg, Jr.
                                    Title: Executive Vice President and
                                           Chief Financial Officer



                                HELLER FINANCIAL, INC.


                                By: /s/ Robert E. Radway
                                    --------------------
                                    Name:  Robert E. Radway
                                    Title: Executive Vice President


                                HF5, INC.


                                By: /s/ Robert E. Radway
                                    --------------------
                                    Name:  Robert E. Radway
                                    Title: Executive Vice President